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                                                                    EXHIBIT 4.1

NUMBER                                                                   SHARES


INCORPORATED UNDER THE LAWS                            OF THE STATE OF DELAWARE


                                  COLLEGIS, INC.


THIS CERTIFIES THAT _______________________________________ IS THE OWNER OF
__________________________________________________ FULL PAID AND NON-ASSESSABLE


TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND SEALED WITH THE SEAL OF THE CORPORATION,

THIS ________________________ DAY, OF _________________A.D._____


_________________________________                 _____________________________
                        SECRETARY                                     PRESIDENT
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            FOR VALUE RECEIVED,____HEREBY SELL, ASSIGN AND TRANSFER
            UNTO ___________________________________________________
            __________________________________________________SHARES
            REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
            IRREVOCABLY CONSTITUTE AND APPOINT
            ________________________________________________ATTORNEY
            TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN
            NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN
            THE PREMISES.
                DATED_____________________
                     IN PRESENCE OF

            ______________________________    _____________________


                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
              MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                             THIS SPACE IS NOT TO BE
                               COVERED IN ANY WAY
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

                              (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                   --------------------------------------------------------------------------------
                                                                               ORIGINAL CERTIFICATE   NO. OF ORIGL.  NO. OF SHRS.
CERTIFICATE NO. __________FOR_______________SHARES   TRANSFERRED FROM             NO.      DATE          SHARES         TRANSF'D
                                                                               --------------------   -------------  --------------

            ______________________________________   ______________________________________________________________________________

                     DATED________________________   ______________________________________________________________________________

ISSUED TO ________________________________________   ______________________________________________________________________________

          ________________________________________   ______________________________________________________________________________

          ________________________________________   ______________________________________________________________________________
                                                             IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
          ________________________________________   ______________________________________________________________________________
                                                                                      NO. OF NEW             NO. OF SHARES
                                                       NEW CERTIFICATE ISSUED TO     CERTIFICATE              TRANSFERRED
                                                                                   ----------------   -----------------------------

DATE CERTIFICATE RECEIVED ________________________   ______________________________________________________________________________

         _________________________________________   ______________________________________________________________________________

DATE CERTIFICATE SURRENDERED _____________________   ______________________________________________________________________________

         _________________________________________   ______________________________________________________________________________

         _________________________________________   ______________________________________________________________________________